Cincinnati Financial Corporation
Supplemental Financial Data
for the Period Ending December 31, 2018

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investors Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of February 5, 2019, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Fourth-Quarter 2018 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
Fourth Quarter 2018

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Twelve Months Ended December 31, 2018	4
CFC and Subsidiaries Consolidation – Three Months Ended December 31, 2018	5
5-Year Net Income Reconciliation	6

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	7
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	8
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	9
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	10
Direct Written Premiums by Risk State by Line of Business	11
Quarterly Property Casualty Data – Commercial Lines	12
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	13
Loss and Loss Expense Analysis – Twelve Months Ended December 31, 2018	14
Loss and Loss Expense Analysis – Three Months Ended December 31, 2018	15

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	16
Quarterly Property Casualty Data – Commercial Lines	17
Quarterly Property Casualty Data – Personal Lines	18
Quarterly Property Casualty Data – Excess & Surplus Lines	19

Life Insurance Operations
Statutory Statements of Income	20

Noninsurance Operations and Cincinnati Re
Quarterly Data – Other	21

CINF Fourth-Quarter 2018 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segment plus our reinsurance assumed operations.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

Other Measures

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Fourth-Quarter 2018 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2018

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$5,080	$—	$—	$—	$5,080
Life	—	—	320	—	—	320
Premiums ceded	—	(160)	(70)	—	—	(230)
Total earned premium	—	4,920	250	—	—	5,170
Investment income, net of expenses	65	401	153	—	—	619
Investment gains and losses, net	(108)	(290)	(4)	—	—	(402)
Fee revenues	—	11	4	—	—	15
Other revenues	15	1	—	4	(15)	5
Total revenues	$(28)	$5,043	$403	$4	$(15)	$5,407

Benefits & expenses
Losses & contract holders' benefits	$—	$3,313	$328	$—	$—	$3,641
Reinsurance recoveries	—	(90)	(61)	—	—	(151)
Underwriting, acquisition and insurance expenses	—	1,522	75	—	—	1,597
Interest expense	52	—	—	1	—	53
Other operating expenses	30	—	—	1	(15)	16
Total expenses	$82	$4,745	$342	$2	$(15)	$5,156

Income before income taxes	$(110)	$298	$61	$2	$—	$251

Provision (benefit) for income taxes
Current operating income	$26	$65	$3	$1	$—	$95
Capital gains/losses	(23)	(61)	—	—	—	(84)
Deferred	(35)	(22)	10	—	—	(47)
Total provision (benefit) for income taxes	$(32)	$(18)	$13	$1	$—	$(36)

Net income (loss) - current year	$(78)	$316	$48	$1	$—	$287

Net income - prior year	$186	$702	$155	$1	$1	$1,045
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2018 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2018

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,293	$—	$—	$—	$1,293
Life	—	—	83	—	—	83
Premiums ceded	—	(40)	(18)	—	—	(58)
Total earned premium	—	1,253	65	—	—	1,318
Investment income, net of expenses	19	104	38	—	—	161
Investment gains and losses, net	(340)	(430)	(4)	—	—	(774)
Fee revenues	—	3	1	—	—	4
Other revenues	4	—	—	1	(4)	1
Total revenues	$(317)	$930	$100	$1	$(4)	$710

Benefits & expenses
Losses & contract holders' benefits	$—	$864	$100	$—	$—	$964
Reinsurance recoveries	—	(66)	(24)	—	—	(90)
Underwriting, acquisition and insurance expenses	—	379	19	—	—	398
Interest expense	13	—	—	—	—	13
Other operating expenses	9	—	—	1	(4)	6
Total expenses	$22	$1,177	$95	$1	$(4)	$1,291

Income (loss) before income taxes	$(339)	$(247)	$5	$—	$—	$(581)

Provision (benefit) for income taxes
Current operating income	$72	$135	$3	$—	$—	$210
Capital gains/losses	(71)	(91)	—	—	—	(162)
Deferred	(75)	(101)	(1)	—	—	(177)
Total provision (benefit) for income taxes	$(74)	$(57)	$2	$—	$—	$(129)

Net income (loss) - current year	$(265)	$(190)	$3	$—	$—	$(452)

Net income - prior year	$147	$373	$122	$—	$—	$642
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2018 Supplemental Financial Data

Cincinnati Financial Corporation
5-Year Net Income Reconciliation
(Dollars in millions except per share data)	Years ended December 31,
	2018	2017	2016	2015	2014
Net income	$287	$1,045	$591	$634	$525
Less:
Investment gains and losses, net	(402)	148	124	70	133
Income tax on investment gains and losses	84	(53)	(44)	(25)	(48)
Investment gains and losses, after-tax	(318)	95	80	45	85
Other non-recurring items	56	495	—	—	—
Non-GAAP operating income	$549	$455	$511	$589	$440

Diluted per share data:
Net income	$1.75	$6.29	$3.55	$3.83	$3.18
Less:
Investment gains and losses, net	(2.44)	0.89	0.74	0.42	0.81
Income tax on investment gains and losses	0.50	(0.32)	(0.26)	(0.15)	(0.29)
Investment gains and losses, after-tax	(1.94)	0.57	0.48	0.27	0.52
Other non-recurring items	0.34	2.98	—	—	—
Non-GAAP operating income	$3.35	$2.74	$3.07	$3.56	$2.66

Value creation ratio
Book value per share growth	(4.3)%	17.1%	9.6%	(2.3)%	7.9%
Shareholder dividend declared as a percentage of beginning book value	4.2	5.8	4.9	5.7	4.7
Value creation ratio	(0.1)%	22.9%	14.5%	3.4%	12.6%

Investment income
Investment income, net of expenses	$619	$609	$595	$572	$549
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Fourth-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2018	2017	Change	% Change	2018	2017	Change	% Change
Underwriting income
Net premiums written	$1,177	$1,130	$47	4	$5,030	$4,840	$190	4
Unearned premium change	(76)	(69)	(7)	(10)	110	118	(8)	(7)
Earned premiums	$1,253	$1,199	$54	5	$4,920	$4,722	$198	4

Losses incurred	$646	$598	$48	8	$2,660	$2,592	$68	3
Defense and cost containment expenses incurred	80	72	8	11	308	270	38	14
Adjusting and other expenses incurred	72	71	1	1	255	276	(21)	(8)
Other underwriting expenses incurred	371	363	8	2	1,524	1,475	49	3
Workers compensation dividend incurred	3	4	(1)	(25)	12	14	(2)	(14)
Total underwriting deductions	$1,172	$1,108	$64	6	$4,759	$4,627	$132	3

Net underwriting profit	$81	$91	$(10)	(11)	$161	$95	$66	69

Investment income
Gross investment income earned	$106	$106	$—	—	$407	$405	$2	—
Net investment income earned	104	104	—	—	400	399	1	—
Net realized capital gains and losses, net	17	6	11	183	98	85	13	15
Net investment gains (net of tax)	$121	$110	$11	10	$498	$484	$14	3

Other income	$2	$2	$—	—	$9	$9	$—	—

Net income before federal income taxes	$204	$203	$1	—	$668	$588	$80	14
Federal and foreign income taxes incurred	34	42	(8)	(19)	(28)	113	(141)	nm
Net income (statutory)	$170	$161	$9	6	$696	$475	$221	47

Policyholders' surplus - statutory	$4,919	$5,094	$(175)	(3)	$4,919	$5,094	$(175)	(3)

Fixed maturities at amortized cost - statutory	$7,150	$6,939	$211	3	$7,150	$6,939	$211	3
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2018 Supplemental Financial Data

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Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Consolidated
Current accident year losses greater than $5,000,000	$14	$8	$6	$15	$11	$6	$—	$28	$21	$28	$29	$34	$43	$45
Current accident year losses $1,000,000-$5,000,000	54	70	62	32	60	75	48	29	94	77	164	152	218	212
Large loss prior accident year reserve development	21	10	4	34	9	4	21	17	38	38	48	42	69	51
Total large losses incurred	$89	$88	$72	$81	$80	$85	$69	$74	$153	$143	$241	$228	$330	$308
Losses incurred but not reported	23	(10)	87	10	60	(9)	(1)	4	97	3	87	(6)	110	54
Other losses excluding catastrophe losses	451	482	433	520	450	499	487	467	953	954	1,435	1,453	1,886	1,903
Catastrophe losses	83	117	83	51	8	104	112	103	134	215	251	319	334	327
Total losses incurred	$646	$677	$675	$662	$598	$679	$667	$648	$1,337	$1,315	$2,014	$1,994	$2,660	$2,592
Commercial Lines
Current accident year losses greater than $5,000,000	$8	$8	$6	$15	$5	$6	$—	$28	$21	$28	$29	$34	$37	$39
Current accident year losses $1,000,000-$5,000,000	47	62	51	22	51	56	33	26	73	59	135	115	182	166
Large loss prior accident year reserve development	24	11	1	29	10	1	19	17	30	36	41	37	65	47
Total large losses incurred	$79	$81	$58	$66	$66	$63	$52	$71	$124	$123	$205	$186	$284	$252
Losses incurred but not reported	18	(23)	53	16	44	1	21	(5)	69	16	46	17	64	61
Other losses excluding catastrophe losses	266	284	247	325	273	313	292	306	572	598	856	911	1,122	1,184
Catastrophe losses	32	75	51	22	1	27	64	58	73	122	148	149	180	150
Total losses incurred	$395	$417	$409	$429	$384	$404	$429	$430	$838	$859	$1,255	$1,263	$1,650	$1,647
Personal Lines
Current accident year losses greater than $5,000,000	$6	$—	$—	$—	$6	$—	$—	$—	$—	$—	$—	$—	$6	$6
Current accident year losses $1,000,000-$5,000,000	4	7	11	10	6	19	15	3	21	18	28	37	32	43
Large loss prior accident year reserve development	(3)	(1)	3	5	(1)	3	1	—	8	1	7	4	4	3
Total large losses incurred	$7	$6	$14	$15	$11	$22	$16	$3	$29	$19	$35	$41	$42	$52
Losses incurred but not reported	(3)	11	31	(1)	10	(17)	(12)	10	30	(2)	41	(19)	38	(9)
Other losses excluding catastrophe losses	154	172	157	167	157	164	164	144	324	308	496	472	650	629
Catastrophe losses	27	33	33	29	5	34	47	46	62	93	95	127	122	132
Total losses incurred	$185	$222	$235	$210	$183	$203	$215	$203	$445	$418	$667	$621	$852	$804
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $1,000,000-$5,000,000	3	1	—	—	3	—	—	—	—	—	1	—	4	3
Large loss prior accident year reserve development	—	—	—	—	—	—	1	—	—	1	—	1	—	1
Total large losses incurred	$3	$1	$—	$—	$3	$—	$1	$—	$—	$1	$1	$1	$4	$4
Losses incurred but not reported	8	2	3	(5)	6	7	(10)	(1)	(2)	(11)	—	(4)	8	2
Other losses excluding catastrophe losses	8	11	17	14	9	8	19	8	31	27	42	35	50	44
Catastrophe losses	—	1	—	1	—	1	1	—	1	1	2	2	2	2
Total losses incurred	$19	$15	$20	$10	$18	$16	$11	$7	$30	$18	$45	$34	$64	$52

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Consolidated
Current accident year losses greater than $5,000,000	1.1%	0.7%	0.4%	1.3%	0.9%	0.5%	—%	2.4%	0.8%	1.2%	0.8%	1.0%	0.9%	1.0%
Current accident year losses $1,000,000-$5,000,000	4.3	5.7	5.1	2.7	5.0	6.4	4.1	2.5	3.9	3.3	4.5	4.3	4.4	4.5
Large loss prior accident year reserve development	1.7	0.7	0.3	2.8	0.7	0.3	1.8	1.5	1.6	1.6	1.3	1.2	1.4	1.0
Total large loss ratio	7.1%	7.1%	5.8%	6.8%	6.6%	7.2%	5.9%	6.4%	6.3%	6.1%	6.6%	6.5%	6.7%	6.5%
Losses incurred but not reported	1.8	(0.8)	7.1	0.8	5.0	(0.7)	(0.1)	0.4	4.0	0.1	2.4	(0.2)	2.2	1.1
Other losses excluding catastrophe losses	36.0	39.0	35.1	43.4	37.6	41.7	41.3	40.5	39.2	40.9	39.0	41.2	38.4	40.3
Catastrophe losses	6.6	9.5	6.8	4.2	0.7	8.8	9.4	9.0	5.5	9.3	6.9	9.1	6.8	7.0
Total loss ratio	51.5%	54.8%	54.8%	55.2%	49.9%	57.0%	56.5%	56.3%	55.0%	56.4%	54.9%	56.6%	54.1%	54.9%
Commercial Lines
Current accident year losses greater than $5,000,000	1.0%	1.1%	0.7%	1.9%	0.6%	0.8%	—%	3.6%	1.3%	1.8%	1.2%	1.5%	1.2%	1.2%
Current accident year losses $1,000,000-$5,000,000	5.6	7.7	6.2	2.9	6.4	7.2	4.2	3.3	4.6	3.7	5.6	4.8	5.6	5.3
Large loss prior accident year reserve development	3.0	1.3	0.2	3.6	1.2	0.1	2.3	2.2	1.8	2.3	1.7	1.6	2.0	1.5
Total large loss ratio	9.6%	10.1%	7.1%	8.4%	8.2%	8.1%	6.5%	9.1%	7.7%	7.8%	8.5%	7.9%	8.8%	8.0%
Losses incurred but not reported	2.2	(2.9)	6.5	2.1	5.5	—	2.7	(0.6)	4.3	1.0	1.9	0.7	2.0	1.9
Other losses excluding catastrophe losses	32.9	35.3	30.4	41.1	34.4	39.6	36.5	39.2	35.7	37.9	35.6	38.4	34.9	37.4
Catastrophe losses	3.9	9.3	6.3	2.8	0.1	3.4	8.1	7.4	4.6	7.7	6.2	6.3	5.6	4.7
Total loss ratio	48.6%	51.8%	50.3%	54.4%	48.2%	51.1%	53.8%	55.1%	52.3%	54.4%	52.2%	53.3%	51.3%	52.0%
Personal Lines
Current accident year losses greater than $5,000,000	1.6%	—%	—%	—%	1.9%	—%	—%	—%	—%	—%	—%	—%	0.4%	0.5%
Current accident year losses $1,000,000-$5,000,000	1.3	2.0	3.5	2.9	1.8	6.0	4.8	1.0	3.2	2.9	2.8	4.0	2.4	3.4
Large loss prior accident year reserve development	(0.7)	(0.3)	0.8	1.7	(0.3)	1.0	0.6	(0.2)	1.2	0.2	0.7	0.4	0.4	0.3
Total large loss ratio	2.2%	1.7%	4.3%	4.6%	3.4%	7.0%	5.4%	0.8%	4.4%	3.1%	3.5%	4.4%	3.2%	4.2%
Losses incurred but not reported	(0.9)	3.4	9.4	(0.4)	3.2	(5.3)	(4.0)	3.3	4.6	(0.4)	4.2	(2.1)	2.8	(0.7)
Other losses excluding catastrophe losses	45.1	50.5	47.3	51.6	49.0	52.1	53.7	47.9	49.4	50.9	49.7	51.3	48.7	50.7
Catastrophe losses	7.9	10.0	10.0	8.8	1.6	10.8	15.2	15.5	9.4	15.3	9.6	13.8	9.1	10.6
Total loss ratio	54.3%	65.6%	71.0%	64.6%	57.2%	64.6%	70.3%	67.5%	67.8%	68.9%	67.0%	67.4%	63.8%	64.8%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $1,000,000-$5,000,000	5.0	1.9	—	—	5.6	—	—	—	—	—	0.7	—	1.8	1.5
Large loss prior accident year reserve development	(0.3)	0.4	(0.2)	(0.4)	(0.1)	(0.3)	2.3	(0.3)	(0.3)	1.1	(0.1)	0.6	(0.1)	0.4
Total large loss ratio	4.7%	2.3%	(0.2)%	(0.4)%	5.5%	(0.3)%	2.3%	(0.3)%	(0.3)%	1.1%	0.6%	0.6%	1.7%	1.9%
Losses incurred but not reported	13.5	4.3	4.5	(9.0)	9.8	13.8	(20.2)	(1.6)	(2.1)	(11.3)	0.1	(2.4)	3.6	0.8
Other losses excluding catastrophe losses	11.8	18.7	28.6	26.4	17.3	15.3	37.0	17.0	27.4	27.4	24.4	23.1	21.1	21.6
Catastrophe losses	0.7	0.5	1.0	1.8	0.2	1.3	1.2	0.8	1.4	1.0	1.1	1.1	1.0	0.8
Total loss ratio	30.7%	25.8%	33.9%	18.8%	32.8%	30.1%	20.3%	15.9%	26.4%	18.2%	26.2%	22.4%	27.4%	25.1%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Fourth-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Consolidated
Current accident year reported losses greater than $5,000,000	—	1	1	3	2	1	—	5	4	5	5	6	7	8
Current accident year reported losses $1,000,000 - $5,000,000	33	37	36	22	32	43	31	22	59	55	95	100	125	134
Prior accident year reported losses on large losses	9	8	9	24	10	12	15	14	35	30	44	42	56	63
Non-Catastrophe reported losses on large losses total	42	46	46	49	44	56	46	41	98	90	144	148	188	205
Commercial Lines
Current accident year reported losses greater than $5,000,000	—	1	1	2	1	1	—	5	3	5	4	6	5	7
Current accident year reported losses $1,000,000 - $5,000,000	25	33	30	15	27	34	20	20	46	42	77	77	100	106
Prior accident year reported losses on large losses	8	7	6	22	10	10	12	13	30	26	38	35	49	56
Non-Catastrophe reported losses on large losses total	33	41	37	39	38	45	32	38	79	73	119	118	154	169
Personal Lines
Current accident year reported losses greater than $5,000,000	—	—	—	1	1	—	—	—	1	—	1	—	2	1
Current accident year reported losses $1,000,000 - $5,000,000	7	3	6	7	5	9	11	2	13	13	17	23	21	26
Prior accident year reported losses on large losses	1	1	3	2	—	2	2	—	5	2	6	5	7	5
Non-Catastrophe reported losses on large losses total	8	4	9	10	6	11	13	2	19	15	24	28	30	32
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported losses $1,000,000 - $5,000,000	1	1	—	—	—	—	—	—	—	—	1	—	4	2
Prior accident year reported losses on large losses	—	—	—	—	—	—	1	1	—	2	—	2	—	2
Non-Catastrophe reported losses on large losses total	1	1	—	—	—	—	1	1	—	2	1	2	4	4
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2018
(Dollars in millions)	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2018	2017
										Total	Total
OH	$152.3	$145.7	$93.3	$—	$40.1	$133.1	$113.8	$36.0	$16.7	$731.0	$722.0	1.0	1.4	3.9	1.2
IL	65.9	57.8	35.3	43.3	12.9	29.9	29.4	8.6	16.1	299.2	307.4	(4.8)	2.9	4.6	(2.7)
GA	42.1	48.1	31.7	14.2	14.1	56.9	51.5	12.8	17.2	288.6	283.2	(2.5)	6.7	11.2	1.9
IN	55.1	55.2	34.4	23.6	14.7	31.4	33.9	7.7	13.0	269.0	270.8	—	(3.6)	6.2	(0.7)
NC	52.6	62.7	27.8	16.2	13.8	38.2	34.4	9.5	11.7	266.9	257.9	3.4	2.4	14.0	3.5
PA	68.1	52.0	41.7	42.7	11.7	15.8	13.3	5.0	11.8	262.1	248.2	4.8	9.6	8.4	5.6
MI	45.2	42.9	25.5	14.8	11.2	44.8	30.2	5.9	7.7	228.2	247.2	(2.4)	(16.2)	2.9	(7.7)
TN	39.4	44.2	24.6	8.8	12.1	19.5	24.5	6.2	7.5	186.8	188.0	(1.7)	(0.6)	18.4	(0.6)
KY	28.5	37.8	22.9	3.5	8.0	29.8	28.8	6.6	6.2	172.1	172.6	0.4	(2.0)	9.1	(0.3)
AL	27.2	36.7	16.7	1.0	7.4	28.0	37.0	7.2	9.6	170.8	166.1	0.9	4.9	4.6	2.8
VA	35.5	33.9	26.6	17.7	12.4	14.7	12.8	4.5	5.3	163.4	154.2	6.1	6.2	2.2	6.0
TX	49.1	25.8	32.0	2.0	6.9	5.4	7.9	2.9	21.4	153.4	145.3	(4.9)	312.7	9.7	5.6
MO	33.3	36.9	19.9	13.1	5.8	12.6	15.5	3.3	10.2	150.6	142.1	2.0	19.9	12.6	6.0
NY	40.8	20.6	15.1	4.5	4.8	17.2	25.9	9.1	8.5	146.5	118.6	7.8	52.4	76.7	23.5
MN	26.5	26.3	10.8	8.5	5.6	20.0	21.7	5.8	8.1	133.3	131.9	0.1	1.2	10.2	1.1
WI	28.6	26.4	14.5	24.6	6.5	9.9	10.0	4.1	6.6	131.2	130.1	(0.8)	2.8	26.5	0.8
MD	20.6	14.2	17.1	9.3	4.7	16.5	12.4	3.5	3.6	101.9	97.7	(1.8)	17.4	25.8	4.3
FL	33.1	14.6	18.2	1.7	5.6	5.9	3.7	1.2	15.7	99.7	84.4	12.9	28.2	41.6	18.1
AR	11.6	21.9	11.7	2.1	3.8	10.8	12.0	3.0	4.0	80.9	82.8	(3.5)	(2.4)	14.8	(2.3)
IA	17.5	20.5	8.9	13.4	5.4	5.1	5.7	1.6	2.1	80.2	81.3	(2.0)	(0.1)	10.1	(1.4)
AZ	22.1	12.1	15.6	5.6	2.9	8.2	6.8	2.8	3.8	79.9	76.8	2.1	10.2	9.1	4.0
SC	14.4	14.8	11.1	3.5	3.6	13.6	10.8	2.1	5.0	78.9	76.2	1.0	7.7	4.3	3.5
UT	19.1	9.8	13.2	1.2	2.8	9.2	5.8	1.5	5.4	68.0	66.3	(1.5)	5.3	37.2	2.6
OR	18.9	11.1	13.9	0.1	2.8	6.3	2.9	0.9	5.1	62.0	53.3	21.0	10.5	(4.7)	16.3
CO	17.9	10.2	14.1	1.2	2.6	1.3	2.7	0.4	9.6	60.0	59.2	(7.3)	95.0	29.5	1.4
KS	11.3	15.5	7.5	4.4	3.1	4.6	7.1	1.4	2.5	57.4	57.1	(0.5)	1.3	16.0	0.5
MT	20.3	13.1	11.5	0.1	2.7	3.0	3.0	0.8	1.7	56.2	52.4	8.2	—	5.2	7.3
CT	6.8	5.8	3.0	2.2	1.0	13.0	11.8	3.9	2.0	49.5	37.7	18.7	40.8	33.5	31.3
ID	15.0	10.4	9.6	1.7	2.1	3.8	2.9	0.8	2.5	48.8	44.4	10.6	2.5	21.4	9.9
NE	9.9	11.8	6.3	6.6	2.5	0.8	1.3	0.3	2.4	41.9	41.7	(0.4)	0.5	11.0	0.5
CA	0.7	0.4	0.9	1.6	0.3	7.7	21.8	5.5	1.3	40.2	21.8	3.0	104.3	60.0	84.4
WA	11.9	7.1	9.2	—	2.2	0.6	0.8	0.4	2.4	34.6	26.7	24.6	533.1	9.9	29.6
WV	9.9	9.7	7.5	0.9	1.5	—	0.3	0.1	3.2	33.1	31.7	5.6	(11.1)	2.7	4.4
VT	5.6	6.9	3.5	5.5	2.0	1.6	2.0	0.5	1.9	29.5	28.7	0.7	4.0	37.1	2.8
NM	10.2	6.4	7.4	0.9	2.2	—	—	—	2.2	29.3	25.9	11.8	101.6	29.6	13.1
DE	6.2	4.9	3.7	3.2	1.0	—	—	—	0.9	19.9	16.8	19.3	762.9	(4.1)	18.5
NH	4.4	3.7	2.5	2.2	1.0	1.9	2.1	0.5	1.0	19.3	18.9	2.1	3.6	(0.2)	2.1
ND	5.1	4.6	3.0	—	1.0	0.8	1.0	0.3	0.8	16.6	19.0	(14.9)	2.4	6.5	(12.6)
SD	3.4	3.8	2.3	2.2	1.1	—	—	—	0.7	13.5	13.7	(1.8)	14.9	4.6	(1.5)
NJ	0.9	1.0	0.9	1.6	0.4	2.0	2.9	1.4	1.1	12.2	7.6	18.3	92.3	194.9	60.5
WY	3.0	3.0	2.1	—	0.7	—	—	—	1.1	9.9	8.2	18.9	75.7	31.7	20.7
All Other	3.7	2.6	3.1	3.4	2.5	0.7	2.1	0.5	2.7	21.3	16.1	15.4	438.1	25.4	32.3
Total	$1,093.7	$992.9	$680.6	$313.1	$249.5	$624.6	$612.5	$168.6	$262.3	$4,997.8	$4,832.0	1.4	6.7	14.1	3.4
Other Direct	—	2.4	3.6	5.1	—	7.8	0.2	0.8	—	19.9	23.0	(11.2)	69.5	—	(13.6)
Total Direct	$1,093.7	$995.3	$684.2	$318.2	$249.5	$632.4	$612.7	$169.4	$262.3	$5,017.7	$4,855.0	1.3	6.5	14.1	3.4
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful
CINF Fourth-Quarter 2018 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Commercial casualty:
Written premiums	$251	$251	$291	$287	$248	$257	$280	$297	$578	$577	$829	$834	$1,080	$1,082
Year over year change %-written premium	1%	(2)%	4%	(3)%	4%	(1)%	1%	4%	—%	2%	(1)%	1%	—%	2%
Earned premiums	270	268	272	265	268	268	271	265	537	536	805	804	1,075	1,072
Current accident year before catastrophe losses	66.8%	64.5%	66.8%	67.9%	67.5%	63.1%	60.1%	60.7%	67.3%	60.4%	66.4%	61.3%	66.5%	62.9%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(6.1)	(8.0)	(5.2)	1.7	0.9	0.1	(2.5)	5.6	(1.8)	1.5	(3.9)	1.0	(4.4)	1.0
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	60.7%	56.5%	61.6%	69.6%	68.4%	63.2%	57.6%	66.3%	65.5%	61.9%	62.5%	62.3%	62.1%	63.9%
Commercial property:
Written premiums	$223	$232	$240	$237	$217	$230	$233	$239	$477	$472	$709	$702	$932	$919
Year over year change %-written premium	3%	1%	3%	(1)%	4%	3%	4%	6%	1%	5%	1%	4%	1%	4%
Earned premiums	232	229	231	228	229	225	226	223	459	449	688	674	920	903
Current accident year before catastrophe losses	52.7%	40.7%	45.8%	58.6%	48.2%	48.6%	49.7%	50.2%	52.2%	50.0%	48.3%	49.4%	49.4%	49.1%
Current accident year catastrophe losses	16.8	36.1	22.1	12.8	4.5	14.5	29.1	29.3	17.4	29.2	23.7	24.3	22.0	19.3
Prior accident years before catastrophe losses	(2.0)	(1.0)	(1.9)	(6.4)	(1.4)	(1.1)	(1.2)	(0.7)	(4.1)	(1.0)	(3.1)	(1.0)	(2.8)	(1.1)
Prior accident years catastrophe losses	(2.5)	(2.9)	(1.2)	(2.6)	(3.7)	(1.9)	(0.8)	(3.8)	(1.9)	(2.3)	(2.2)	(2.1)	(2.3)	(2.5)
Total loss and loss expense ratio	65.0%	72.9%	64.8%	62.4%	47.6%	60.1%	76.8%	75.0%	63.6%	75.9%	66.7%	70.6%	66.3%	64.8%
Commercial auto:
Written premiums	$163	$160	$182	$177	$153	$157	$167	$174	$359	$341	$519	$498	$682	$651
Year over year change %-written premium	7%	2%	9%	2%	5%	4%	7%	10%	5%	9%	4%	7%	5%	7%
Earned premiums	169	168	166	161	162	159	158	155	327	313	495	472	664	634
Current accident year before catastrophe losses	71.3%	73.5%	75.8%	80.6%	74.5%	80.2%	76.4%	80.7%	78.2%	78.6%	76.6%	79.1%	75.3%	78.0%
Current accident year catastrophe losses	0.1	0.1	2.1	0.2	(0.1)	0.7	1.7	1.2	1.1	1.4	0.8	1.2	0.6	0.9
Prior accident years before catastrophe losses	4.4	1.8	3.3	(0.8)	3.2	5.1	6.0	6.7	1.3	6.3	1.5	5.9	2.2	5.2
Prior accident years catastrophe losses	—	—	(0.1)	(0.2)	—	—	—	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Total loss and loss expense ratio	75.8%	75.4%	81.1%	79.8%	77.6%	86.0%	84.1%	88.4%	80.5%	86.2%	78.8%	86.1%	78.0%	84.0%
Workers' compensation:
Written premiums	$67	$66	$83	$95	$73	$75	$79	$99	$178	$178	$244	$253	$311	$326
Year over year change %-written premium	(8)%	(12)%	5%	(4)%	(6)%	(10)%	(8)%	(6)%	—%	(7)%	(4)%	(8)%	(5)%	(7)%
Earned premiums	79	80	85	80	81	84	86	84	165	170	245	254	324	335
Current accident year before catastrophe losses	78.8%	74.6%	73.0%	73.1%	76.2%	71.6%	68.9%	69.8%	73.1%	69.3%	73.6%	70.1%	74.9%	71.6%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(23.7)	(10.8)	(20.7)	(16.1)	(11.1)	(16.6)	(14.3)	(21.6)	(18.5)	(17.9)	(16.0)	(17.5)	(17.9)	(15.9)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	55.1%	63.8%	52.3%	57.0%	65.1%	55.0%	54.6%	48.2%	54.6%	51.4%	57.6%	52.6%	57.0%	55.7%
Other commercial:
Written premiums	$57	$65	$60	$58	$55	$59	$54	$56	$118	$110	$183	$169	$240	$224
Year over year change %-written premium	4%	10%	11%	4%	10%	(2)%	—%	4%	7%	2%	8%	1%	7%	3%
Earned premiums	61	60	58	56	56	56	55	54	114	109	174	165	235	221
Current accident year before catastrophe losses	38.5%	33.2%	38.2%	37.8%	35.2%	35.1%	35.3%	40.2%	38.0%	37.7%	36.3%	36.9%	37.0%	36.4%
Current accident year catastrophe losses	0.2	0.3	1.7	0.3	0.5	(0.2)	1.8	1.9	1.0	1.8	0.8	1.2	0.6	1.0
Prior accident years before catastrophe losses	(9.1)	(2.7)	(14.8)	(6.8)	(9.9)	(10.2)	(20.0)	(14.8)	(10.9)	(17.4)	(8.1)	(15.0)	(8.4)	(13.7)
Prior accident years catastrophe losses	1.0	(0.1)	0.3	(0.3)	1.6	0.3	0.1	(0.5)	—	(0.2)	—	(0.1)	0.2	0.4
Total loss and loss expense ratio	30.6%	30.7%	25.4%	31.0%	27.4%	25.0%	17.2%	26.8%	28.1%	21.9%	29.0%	23.0%	29.4%	24.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2018 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Personal auto:
Written premiums	$141	$169	$172	$140	$141	$165	$165	$132	$312	$297	$481	$462	$622	$603
Year over year change %-written premium	—%	2%	4%	6%	7%	7%	7%	7%	5%	7%	4%	7%	3%	7%
Earned premiums	155	155	153	151	149	148	144	141	304	285	459	433	614	582
Current accident year before catastrophe losses	72.6%	77.9%	78.7%	81.2%	76.2%	79.8%	78.1%	82.4%	80.0%	80.2%	79.2%	80.1%	77.6%	79.1%
Current accident year catastrophe losses	0.4	1.1	1.3	0.8	(0.4)	1.6	2.4	2.4	1.0	2.4	1.1	2.1	0.9	1.5
Prior accident years before catastrophe losses	(0.6)	(2.1)	(1.5)	(4.3)	1.4	1.1	(0.3)	(1.1)	(2.9)	(0.7)	(2.6)	(0.1)	(2.1)	0.3
Prior accident years catastrophe losses	—	—	(0.1)	(0.1)	—	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Total loss and loss expense ratio	72.4%	76.9%	78.4%	77.6%	77.2%	82.4%	80.1%	83.5%	78.0%	81.8%	77.6%	82.0%	76.3%	80.8%
Homeowner:
Written premiums	$141	$162	$164	$121	$132	$150	$150	$110	$285	$260	$447	$410	$588	$542
Year over year change %-written premium	7%	8%	9%	10%	11%	9%	7%	7%	10%	7%	9%	8%	8%	8%
Earned premiums	146	142	139	136	134	131	128	125	275	253	417	384	563	518
Current accident year before catastrophe losses	42.6%	49.8%	57.7%	55.8%	55.0%	46.7%	48.4%	48.4%	56.7%	48.5%	54.4%	47.8%	51.3%	49.6%
Current accident year catastrophe losses	17.0	19.2	20.6	19.6	4.8	24.5	34.1	33.1	20.1	33.6	19.8	30.5	19.1	23.9
Prior accident years before catastrophe losses	—	3.6	8.1	2.4	(1.4)	(0.2)	(1.9)	(2.6)	5.3	(2.3)	4.7	(1.5)	3.5	(1.5)
Prior accident years catastrophe losses	0.5	1.0	1.6	0.1	0.3	(1.4)	(0.5)	(0.5)	0.9	(0.5)	0.9	(0.8)	0.8	(0.5)
Total loss and loss expense ratio	60.1%	73.6%	88.0%	77.9%	58.7%	69.6%	80.1%	78.4%	83.0%	79.3%	79.8%	76.0%	74.7%	71.5%
Other personal:
Written premiums	$41	$46	$45	$36	$36	$40	$42	$31	$81	$73	$127	$113	$168	$149
Year over year change %-written premium	14%	15%	7%	16%	13%	8%	12%	3%	11%	11%	12%	10%	13%	10%
Earned premiums	41	41	39	38	37	35	35	34	77	69	118	104	159	141
Current accident year before catastrophe losses	42.7%	60.6%	50.1%	28.9%	54.0%	46.7%	68.3%	45.6%	39.6%	57.1%	46.9%	53.5%	45.8%	53.7%
Current accident year catastrophe losses	4.7	9.7	3.0	4.0	0.5	6.2	4.5	9.3	3.6	6.9	5.7	6.7	5.4	5.0
Prior accident years before catastrophe losses	(6.9)	(8.7)	13.9	7.2	(4.5)	2.4	(0.1)	(11.2)	10.6	(5.6)	3.9	(2.9)	1.1	(3.3)
Prior accident years catastrophe losses	0.1	0.1	0.2	(0.5)	0.1	—	(0.9)	(0.7)	(0.2)	(0.8)	(0.1)	(0.5)	—	(0.4)
Total loss and loss expense ratio	40.6%	61.7%	67.2%	39.6%	50.1%	55.3%	71.8%	43.0%	53.6%	57.6%	56.4%	56.8%	52.3%	55.0%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Excess & Surplus:
Written premiums	$65	$59	$64	$61	$54	$51	$61	$53	$125	$114	$184	$165	$249	$219
Year over year change %-written premium	20%	16%	5%	15%	20%	6%	20%	18%	10%	19%	12%	15%	14%	16%
Earned premiums	61	60	57	56	56	53	52	48	113	100	173	153	234	209
Current accident year before catastrophe losses	50.9%	53.3%	56.9%	54.6%	57.6%	49.1%	54.2%	55.5%	55.8%	54.8%	54.9%	52.8%	53.9%	54.0%
Current accident year catastrophe losses	0.8	0.9	1.0	1.8	0.3	1.7	0.9	1.2	1.4	1.1	1.2	1.3	1.1	1.1
Prior accident years before catastrophe losses	(4.9)	(11.3)	(9.6)	(17.2)	(7.1)	(4.7)	(17.0)	(27.4)	(13.3)	(22.0)	(12.6)	(15.9)	(10.6)	(13.6)
Prior accident years catastrophe losses	—	(0.3)	0.2	0.1	(0.1)	(0.3)	0.4	(0.4)	0.1	—	—	(0.1)	—	(0.1)
Total loss and loss expense ratio	46.8%	42.6%	48.5%	39.3%	50.7%	45.8%	38.5%	28.9%	44.0%	33.9%	43.5%	38.1%	44.4%	41.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently

CINF Fourth-Quarter 2018 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the twelve months ended December 31, 2018
Commercial casualty	$337	$178	$515	$91	$36	$34	$161	$428	$36	$212	$676
Commercial property	525	52	577	39	(6)	(5)	28	564	(6)	47	605
Commercial auto	398	72	470	—	33	16	49	398	33	88	519
Workers' compensation	166	33	199	(9)	9	(4)	(4)	157	9	29	195
Other commercial	60	13	73	(8)	(7)	11	(4)	52	(7)	24	69
Total commercial lines	1,486	348	1,834	113	65	52	230	1,599	65	400	2,064

Personal auto	385	71	456	—	15	2	17	385	15	73	473
Homeowners	360	35	395	51	8	7	66	411	8	42	461
Other personal	69	5	74	(9)	18	—	9	60	18	5	83
Total personal lines	814	111	925	42	41	9	92	856	41	120	1,017

Excess & surplus lines	49	28	77	13	9	12	34	62	9	40	111
Cincinnati Re	44	6	50	12	59	—	71	56	59	6	121
Total property casualty	$2,393	$493	$2,886	$180	$174	$73	$427	$2,573	$174	$566	$3,313

Ceded loss and loss expense incurred for the twelve months ended December 31, 2018
Commercial casualty	$—	$1	$1	$10	$(3)	$—	$7	$10	$(3)	$1	$8
Commercial property	1	—	1	(7)	—	—	(7)	(6)	—	—	(6)
Commercial auto	—	—	—	1	—	—	1	1	—	—	1
Workers' compensation	14	1	15	(2)	(2)	—	(4)	12	(2)	1	11
Other commercial	1	—	1	—	—	—	—	1	—	—	1
Total commercial lines	16	2	18	2	(5)	—	(3)	18	(5)	2	15

Personal auto	2	—	2	4	—	—	4	6	—	—	6
Homeowners	10	—	10	27	2	—	29	37	2	—	39
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	12	—	12	31	2	—	33	43	2	—	45

Excess & surplus lines	3	—	3	4	—	—	4	7	—	—	7
Cincinnati Re	5	1	6	—	17	—	17	5	17	1	23
Total property casualty	$36	$3	$39	$37	$14	$—	$51	$73	$14	$3	$90

Net loss and loss expense incurred for the twelve months ended December 31, 2018
Commercial casualty	$337	$177	$514	$81	$39	$34	$154	$418	$39	$211	$668
Commercial property	524	52	576	46	(6)	(5)	35	570	(6)	47	611
Commercial auto	398	72	470	(1)	33	16	48	397	33	88	518
Workers' compensation	152	32	184	(7)	11	(4)	—	145	11	28	184
Other commercial	59	13	72	(8)	(7)	11	(4)	51	(7)	24	68
Total commercial lines	1,470	346	1,816	111	70	52	233	1,581	70	398	2,049

Personal auto	383	71	454	(4)	15	2	13	379	15	73	467
Homeowners	350	35	385	24	6	7	37	374	6	42	422
Other personal	69	5	74	(9)	18	—	9	60	18	5	83
Total personal lines	802	111	913	11	39	9	59	813	39	120	972

Excess & surplus lines	46	28	74	9	9	12	30	55	9	40	104
Cincinnati Re	39	5	44	12	42	—	54	51	42	5	98
Total property casualty	$2,357	$490	$2,847	$143	$160	$73	$376	$2,500	$160	$563	$3,223

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2018 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended December 31, 2018
Commercial casualty	$77	$46	$123	$37	$—	$10	$47	$114	$—	$56	$170
Commercial property	135	15	150	8	(10)	1	(1)	143	(10)	16	149
Commercial auto	111	18	129	(11)	5	5	(1)	100	5	23	128
Workers' compensation	41	8	49	(3)	(2)	1	(4)	38	(2)	9	45
Other commercial	16	3	19	(1)	(3)	4	—	15	(3)	7	19
Total commercial lines	380	90	470	30	(10)	21	41	410	(10)	111	511

Personal auto	98	17	115	1	(3)	2	—	99	(3)	19	115
Homeowners	97	9	106	22	(10)	1	13	119	(10)	10	119
Other personal	21	1	22	(10)	4	—	(6)	11	4	1	16
Total personal lines	216	27	243	13	(9)	3	7	229	(9)	30	250

Excess & surplus lines	14	8	22	1	9	2	12	15	9	10	34
Cincinnati Re	10	2	12	2	55	—	57	12	55	2	69
Total property casualty	$620	$127	$747	$46	$45	$26	$117	$666	$45	$153	$864

Ceded loss and loss expense incurred for the three months ended December 31, 2018
Commercial casualty	$(1)	$—	$(1)	$8	$(1)	$—	$7	$7	$(1)	$—	$6
Commercial property	—	—	—	(3)	—	—	(3)	(3)	—	—	(3)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	1	4	(1)	(1)	—	(2)	2	(1)	1	2
Other commercial	1	—	1	—	—	—	—	1	—	—	1
Total commercial lines	3	1	4	4	(2)	—	2	7	(2)	1	6

Personal auto	1	—	1	3	—	—	3	4	—	—	4
Homeowners	8	—	8	20	2	—	22	28	2	—	30
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	9	—	9	23	2	—	25	32	2	—	34

Excess & surplus lines	1	—	1	4	—	—	4	5	—	—	5
Cincinnati Re	1	(1)	—	1	19	1	21	2	19	—	21
Total property casualty	$14	$—	$14	$32	$19	$1	$52	$46	$19	$1	$66

Net loss and loss expense incurred for the three months ended December 31, 2018
Commercial casualty	$78	$46	$124	$29	$1	$10	$40	$107	$1	$56	$164
Commercial property	135	15	150	11	(10)	1	2	146	(10)	16	152
Commercial auto	111	18	129	(11)	5	5	(1)	100	5	23	128
Workers' compensation	38	7	45	(2)	(1)	1	(2)	36	(1)	8	43
Other commercial	15	3	18	(1)	(3)	4	—	14	(3)	7	18
Total commercial lines	377	89	466	26	(8)	21	39	403	(8)	110	505

Personal auto	97	17	114	(2)	(3)	2	(3)	95	(3)	19	111
Homeowners	89	9	98	2	(12)	1	(9)	91	(12)	10	89
Other personal	21	1	22	(10)	4	—	(6)	11	4	1	16
Total personal lines	207	27	234	(10)	(11)	3	(18)	197	(11)	30	216

Excess & surplus lines	13	8	21	(3)	9	2	8	10	9	10	29
Cincinnati Re	9	3	12	1	36	(1)	36	10	36	2	48
Total property casualty	$606	$127	$733	$14	$26	$25	$65	$620	$26	$152	$798

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
CINF Fourth-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums	$1,037	$1,088	$1,150	$1,083	$987	$1,064	$1,090	$1,057	$2,233	$2,147	$3,321	$3,211	$4,358	$4,198
Agency new business written premiums	158	154	181	159	151	157	165	153	340	318	494	475	652	626
Cincinnati Re net written premiums	28	36	48	46	21	24	40	40	94	80	130	104	158	125
Other written premiums	(46)	(32)	(30)	(30)	(29)	(37)	(24)	(19)	(60)	(43)	(92)	(80)	(138)	(109)
Net written premiums – statutory*	$1,177	$1,246	$1,349	$1,258	$1,130	$1,208	$1,271	$1,231	$2,607	$2,502	$3,853	$3,710	$5,030	$4,840
Unearned premium change	76	(9)	(119)	(58)	69	(17)	(90)	(80)	(177)	(170)	(186)	(187)	(110)	(118)
Earned premiums	$1,253	$1,237	$1,230	$1,200	$1,199	$1,191	$1,181	$1,151	$2,430	$2,332	$3,667	$3,523	$4,920	$4,722
Year over year change %
Agency renewal written premiums	5%	2%	6%	2%	4%	3%	3%	3%	4%	3%	3%	3%	4%	3%
Agency new business written premiums	5	(2)	10	4	13	5	15	22	7	19	4	14	4	14
Cincinnati Re net written premiums	33	50	20	15	40	14	150	111	18	129	25	86	26	76
Other written premiums	(59)	(14)	(25)	(58)	19	(19)	(9)	24	(40)	9	(15)	(3)	(27)	4
Net written premiums – statutory*	4	3	6	2	6	3	6	7	4	7	4	6	4	6
Paid losses and loss expenses
Losses paid	$606	$585	$586	$579	$614	$607	$587	$567	$1,165	$1,154	$1,750	$1,761	$2,356	$2,375
Loss expenses paid	127	120	109	135	115	118	108	127	244	235	364	353	491	468
Loss and loss expenses paid	$733	$705	$695	$714	$729	$725	$695	$694	$1,409	$1,389	$2,114	$2,114	$2,847	$2,843
Incurred losses and loss expenses
Loss and loss expense incurred	$798	$813	$821	$791	$741	$815	$794	$788	$1,612	$1,582	$2,425	$2,397	$3,223	$3,138
Loss and loss expenses paid as a % of incurred	91.9%	86.7%	84.7%	90.3%	98.4%	89.0%	87.5%	88.1%	87.4%	87.8%	87.2%	88.2%	88.3%	90.6%
Statutory combined ratio
Loss ratio	51.5%	54.8%	54.9%	55.2%	49.9%	57.0%	56.5%	56.3%	55.0%	56.4%	54.9%	56.6%	54.1%	54.9%
Loss adjustment expense ratio	12.2	10.9	11.8	10.8	11.9	11.4	10.8	12.1	11.3	11.4	11.2	11.4	11.4	11.5
Net underwriting expense ratio	31.8	31.0	29.1	30.4	32.5	30.7	29.9	30.2	29.8	30.1	30.2	30.3	30.5	30.8
Statutory combined ratio	95.5%	96.7%	95.8%	96.4%	94.3%	99.1%	97.2%	98.6%	96.1%	97.9%	96.3%	98.3%	96.0%	97.2%
Contribution from catastrophe losses	7.0	9.7	7.1	4.4	0.9	9.1	9.8	9.2	5.8	9.5	7.1	9.3	7.1	7.2
Statutory combined ratio excl. catastrophe losses	88.5%	87.0%	88.7%	92.0%	93.4%	90.0%	87.4%	89.4%	90.3%	88.4%	89.2%	89.0%	88.9%	90.0%
GAAP combined ratio
GAAP combined ratio	93.9%	96.8%	97.2%	97.9%	92.9%	99.3%	98.3%	99.7%	97.5%	99.0%	97.3%	99.1%	96.4%	97.5%
Contribution from catastrophe losses	7.0	9.7	7.1	4.4	0.9	9.1	9.8	9.2	5.8	9.5	7.1	9.3	7.1	7.2
GAAP combined ratio excl. catastrophe losses	86.9%	87.1%	90.1%	93.5%	92.0%	90.2%	88.5%	90.5%	91.7%	89.5%	90.2%	89.8%	89.3%	90.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums	$694	$702	$758	$771	$672	$707	$729	$772	$1,529	$1,501	$2,231	$2,208	$2,925	$2,880
Agency new business written premiums	101	94	118	104	96	99	99	103	222	202	316	301	417	397
Other written premiums	(34)	(22)	(20)	(21)	(22)	(28)	(15)	(10)	(41)	(25)	(63)	(53)	(97)	(75)
Net written premiums – statutory*	$761	$774	$856	$854	$746	$778	$813	$865	$1,710	$1,678	$2,484	$2,456	$3,245	$3,202
Unearned premium change	50	31	(44)	(64)	50	14	(17)	(84)	(108)	(101)	(77)	(87)	(27)	(37)
Earned premiums	$811	$805	$812	$790	$796	$792	$796	$781	$1,602	$1,577	$2,407	$2,369	$3,218	$3,165
Year over year change %
Agency renewal written premiums	3%	(1)%	4%	—%	2%	1%	2%	2%	2%	2%	1%	2%	2%	2%
Agency new business written premiums	5	(5)	19	1	5	(2)	6	18	10	12	5	7	5	7
Other written premiums	(55)	21	(33)	(110)	21	27	(7)	44	(64)	22	(19)	2	(29)	9
Net written premiums – statutory*	2	(1)	5	(1)	3	—	2	5	2	3	1	2	1	3
Paid losses and loss expenses
Losses paid	$377	$370	$350	$371	$401	$376	$370	$381	$722	$751	$1,092	$1,127	$1,469	$1,528
Loss expenses paid	90	84	77	96	84	84	79	91	173	170	257	254	347	338
Loss and loss expenses paid	$467	$454	$427	$467	$485	$460	$449	$472	$895	$921	$1,349	$1,381	$1,816	$1,866
Incurred losses and loss expenses
Loss and loss expense incurred	$505	$515	$510	$519	$487	$501	$519	$535	$1,029	$1,054	$1,544	$1,555	$2,049	$2,042
Loss and loss expenses paid as a % of incurred	92.5%	88.2%	83.7%	90.0%	99.6%	91.8%	86.5%	88.2%	87.0%	87.4%	87.4%	88.8%	88.6%	91.4%
Statutory combined ratio
Loss ratio	48.6%	51.8%	50.3%	54.4%	48.2%	51.1%	53.8%	55.0%	52.3%	54.5%	52.1%	53.4%	51.3%	52.0%
Loss adjustment expense ratio	13.7	12.1	12.6	11.2	12.9	12.2	11.4	13.5	11.9	12.4	12.0	12.3	12.4	12.5
Net underwriting expense ratio	32.7	32.8	30.0	30.5	33.6	32.5	31.2	29.7	30.3	30.4	31.1	31.0	31.4	31.7
Statutory combined ratio	95.0%	96.7%	92.9%	96.1%	94.7%	95.8%	96.4%	98.2%	94.5%	97.3%	95.2%	96.7%	95.1%	96.2%
Contribution from catastrophe losses	4.2	9.5	6.5	2.9	0.3	3.8	8.5	7.6	4.7	8.1	6.3	6.6	5.8	5.0
Statutory combined ratio excl. catastrophe losses	90.8%	87.2%	86.4%	93.2%	94.4%	92.0%	87.9%	90.6%	89.8%	89.2%	88.9%	90.1%	89.3%	91.2%
GAAP combined ratio
GAAP combined ratio	93.4%	95.9%	94.2%	98.3%	92.9%	95.2%	97.1%	100.4%	96.2%	98.8%	96.1%	97.6%	95.4%	96.4%
Contribution from catastrophe losses	4.2	9.5	6.5	2.9	0.3	3.8	8.5	7.6	4.7	8.1	6.3	6.6	5.8	5.0
GAAP combined ratio excl. catastrophe losses	89.2%	86.4%	87.7%	95.4%	92.6%	91.4%	88.6%	92.8%	91.5%	90.7%	89.8%	91.0%	89.6%	91.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums	$293	$342	$342	$264	$275	$318	$318	$245	$606	$563	$948	$881	$1,241	$1,156
Agency new business written premiums	38	42	46	39	39	43	45	34	85	79	127	122	165	161
Other written premiums	(8)	(7)	(7)	(6)	(5)	(6)	(6)	(6)	(13)	(12)	(20)	(18)	(28)	(23)
Net written premiums – statutory*	$323	$377	$381	$297	$309	$355	$357	$273	$678	$630	$1,055	$985	$1,378	$1,294
Unearned premium change	19	(39)	(50)	28	11	(41)	(50)	27	(22)	(23)	(61)	(64)	(42)	(53)
Earned premiums	$342	$338	$331	$325	$320	$314	$307	$300	$656	$607	$994	$921	$1,336	$1,241
Year over year change %
Agency renewal written premiums	7%	8%	8%	8%	7%	5%	5%	4%	8%	5%	8%	5%	7%	5%
Agency new business written premiums	(3)	(2)	2	15	26	34	32	36	8	34	4	34	2	32
Other written premiums	(60)	(17)	(17)	—	17	—	—	(20)	(8)	(9)	(11)	(6)	(22)	—
Net written premiums – statutory*	5	6	7	9	9	8	8	7	8	8	7	8	6	8
Paid losses and loss expenses
Losses paid	$207	$199	$210	$187	$197	$218	$205	$174	$396	$379	$595	$597	$802	$794
Loss expenses paid	28	28	25	32	24	27	24	30	56	54	84	81	112	104
Loss and loss expenses paid	$235	$227	$235	$219	$221	$245	$229	$204	$452	$433	$679	$678	$914	$898
Incurred losses and loss expenses
Loss and loss expense incurred	$216	$249	$269	$238	$212	$233	$242	$231	$507	$473	$756	$706	$972	$918
Loss and loss expenses paid as a % of incurred	108.8%	91.2%	87.4%	92.0%	104.2%	105.2%	94.6%	88.3%	89.2%	91.5%	89.8%	96.0%	94.0%	97.8%
Statutory combined ratio
Loss ratio	54.3%	65.6%	71.0%	64.5%	57.2%	64.5%	70.3%	67.5%	67.7%	68.9%	67.0%	67.4%	63.8%	64.8%
Loss adjustment expense ratio	9.0	8.1	10.1	8.8	9.1	9.5	8.8	9.3	9.5	9.1	9.0	9.2	9.0	9.2
Net underwriting expense ratio	29.8	26.9	26.6	31.3	30.0	26.9	26.7	31.2	28.7	28.6	28.0	28.0	28.4	28.4
Statutory combined ratio	93.1%	100.6%	107.7%	104.6%	96.3%	100.9%	105.8%	108.0%	105.9%	106.6%	104.0%	104.6%	101.2%	102.4%
Contribution from catastrophe losses	8.2	10.2	10.2	8.9	1.9	11.1	15.4	15.6	9.6	15.5	9.8	14.0	9.4	10.9
Statutory combined ratio excl. catastrophe losses	84.9%	90.4%	97.5%	95.7%	94.4%	89.8%	90.4%	92.4%	96.3%	91.1%	94.2%	90.6%	91.8%	91.5%
GAAP combined ratio
GAAP combined ratio	91.7%	103.0%	110.1%	103.2%	95.5%	103.1%	108.4%	105.5%	106.7%	107.0%	105.4%	105.6%	101.9%	103.0%
Contribution from catastrophe losses	8.2	10.2	10.2	8.9	1.9	11.1	15.4	15.6	9.6	15.5	9.8	14.0	9.4	10.9
GAAP combined ratio excl. catastrophe losses	83.5%	92.8%	99.9%	94.3%	93.6%	92.0%	93.0%	89.9%	97.1%	91.5%	95.6%	91.6%	92.5%	92.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums	$50	$44	$50	$48	$40	$39	$43	$40	$98	$83	$142	$122	$192	$162
Agency new business written premiums	19	18	17	16	16	15	21	16	33	37	51	52	70	68
Other written premiums	(4)	(3)	(3)	(3)	(2)	(3)	(3)	(3)	(6)	(6)	(9)	(9)	(13)	(11)
Net written premiums – statutory*	$65	$59	$64	$61	$54	$51	$61	$53	$125	$114	$184	$165	$249	$219
Unearned premium change	(4)	1	(7)	(5)	2	2	(9)	(5)	(12)	(14)	(11)	(12)	(15)	(10)
Earned premiums	$61	$60	$57	$56	$56	$53	$52	$48	$113	$100	$173	$153	$234	$209
Year over year change %
Agency renewal written premiums	25%	13%	16%	20%	14%	11%	16%	18%	18%	17%	16%	15%	19%	15%
Agency new business written premiums	19	20	(19)	—	33	(6)	31	23	(11)	28	(2)	16	3	19
Other written premiums	(100)	—	—	—	—	—	(50)	(50)	—	(50)	—	(29)	(18)	(22)
Net written premiums – statutory*	20	16	5	15	20	6	20	18	10	19	12	15	14	16
Paid losses and loss expenses
Losses paid	$13	$10	$14	$9	$9	$8	$11	$10	$23	$21	$33	$29	$46	$38
Loss expenses paid	8	7	6	7	6	6	5	6	13	11	20	17	28	23
Loss and loss expenses paid	$21	$17	$20	$16	$15	$14	$16	$16	$36	$32	$53	$46	$74	$61
Incurred losses and loss expenses
Loss and loss expense incurred	$29	$25	$29	$21	$28	$24	$20	$14	$50	$34	$75	$58	$104	$86
Loss and loss expenses paid as a % of incurred	72.4%	68.0%	69.0%	76.2%	53.6%	58.3%	80.0%	114.3%	72.0%	94.1%	70.7%	79.3%	71.2%	70.9%
Statutory combined ratio
Loss ratio	30.7%	25.8%	33.9%	18.8%	32.8%	30.1%	20.3%	15.8%	26.5%	18.2%	26.2%	22.4%	27.4%	25.1%
Loss adjustment expense ratio	16.1	16.8	14.6	20.5	17.9	15.7	18.2	13.1	17.5	15.7	17.3	15.7	17.0	16.3
Net underwriting expense ratio	29.3	30.5	28.7	28.0	29.2	31.6	28.6	32.8	28.3	30.6	29.0	30.9	29.1	30.5
Statutory combined ratio	76.1%	73.1%	77.2%	67.3%	79.9%	77.4%	67.1%	61.7%	72.3%	64.5%	72.5%	69.0%	73.5%	71.9%
Contribution from catastrophe losses	0.8	0.6	1.2	1.9	0.2	1.4	1.3	0.8	1.5	1.1	1.2	1.2	1.1	1.0
Statutory combined ratio excl. catastrophe losses	75.3%	72.5%	76.0%	65.4%	79.7%	76.0%	65.8%	60.9%	70.8%	63.4%	71.3%	67.8%	72.4%	70.9%
GAAP combined ratio
GAAP combined ratio	75.4%	72.0%	77.6%	68.8%	79.8%	74.8%	66.2%	62.3%	73.3%	64.3%	72.8%	68.0%	73.5%	71.1%
Contribution from catastrophe losses	0.8	0.6	1.2	1.9	0.2	1.4	1.3	0.8	1.5	1.1	1.2	1.2	1.1	1.0
GAAP combined ratio excl. catastrophe losses	74.6%	71.4%	76.4%	66.9%	79.6%	73.4%	64.9%	61.5%	71.8%	63.2%	71.6%	66.8%	72.4%	70.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2018 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2018	2017	Change	% Change	2018	2017	Change	% Change
Net premiums written	$77	$72	$5	7	$294	$273	$21	8
Net investment income	39	41	(2)	(5)	157	163	(6)	(4)
Amortization of interest maintenance reserve	1	—	1	nm	3	4	(1)	(25)
Commissions and expense allowances on reinsurance ceded	2	1	1	100	5	5	—	—
Income from fees associated with Separate Accounts	1	2	(1)	(50)	4	6	(2)	(33)
Total revenues	$120	$116	$4	3	$463	$451	$12	3

Death benefits and matured endowments	$38	$29	$9	31	$114	$104	$10	10
Annuity benefits	28	24	4	17	101	83	18	22
Disability benefits and benefits under accident and health contracts	1	—	1	nm	2	2	—	—
Surrender benefits and group conversions	6	5	1	20	27	20	7	35
Interest and adjustments on deposit-type contract funds	2	3	(1)	(33)	9	9	—	—
Increase in aggregate reserves for life and accident and health contracts	25	29	(4)	(14)	103	132	(29)	(22)
Total benefit expenses	$100	$90	$10	11	$356	$350	$6	2

Commissions	$14	$11	$3	27	$52	$44	$8	18
General insurance expenses and taxes	13	11	2	18	50	46	4	9
Increase in loading on deferred and uncollected premiums	—	1	(1)	(100)	1	—	1	nm
Net transfers from Separate Accounts	(2)	—	(2)	nm	(2)	(2)	—	—
Total underwriting expenses	$25	$23	$2	9	$101	$88	$13	15

Federal and foreign income tax provision	3	2	1	50	2	—	2	nm

Net loss from operations before capital gains and losses	$(8)	$1	$(9)	nm	$4	$13	$(9)	(69)

Gains and losses net of capital gains tax, net	(4)	3	(7)	nm	(4)	(1)	(3)	nm

Net income (loss) - statutory	$(12)	$4	$(16)	nm	$—	$12	$(12)	(100)

Policyholders' surplus - statutory	$191	$195	$(4)	(2)	$191	$195	$(4)	(2)

Fixed maturities at amortized cost - statutory	$3,384	$3,271	$113	3	$3,384	$3,271	$113	3
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2018 Supplemental Financial Data

Noninsurance Operations and Cincinnati Re
Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Noninsurance Operations:
Interest and fees on loans and leases	$—	$2	$1	$1	$1	$1	$1	$1	$2	$2	$4	$3	$4	$4
Other revenue	1	—	—	—	—	1	—	—	—	—	—	1	1	1
Interest expense	13	14	13	13	14	13	13	13	26	26	40	39	53	53
Operating expense	6	3	3	4	2	3	4	4	7	8	10	11	16	13
Cincinnati Re:
Net written premiums	$28	$36	$48	$46	$21	$24	$40	$40	$94	$80	$130	$104	$158	$125
Earned premiums	39	34	30	29	27	32	26	22	59	48	93	80	132	107
Loss and loss expenses from:
Current accident year before catastrophe losses	19	15	15	15	12	13	13	12	30	25	45	38	64	50
Current accident year catastrophe losses	25	8	—	—	2	43	—	—	—	—	8	43	33	45
Prior accident years before catastrophe losses	4	1	(2)	(2)	—	1	—	(3)	(4)	(3)	(3)	(2)	1	(2)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Loss and loss expenses	$48	$24	$13	$13	$14	$57	$13	$8	$26	$21	$50	$78	$98	$92
Underwriting expenses	12	10	9	11	10	7	9	9	20	18	30	25	42	35
Underwriting profit (loss)	$(21)	$—	$8	$5	$3	$(32)	$4	$5	$13	$9	$13	$(23)	$(8)	$(20)
Ratios as a percent of earned premiums:
Current accident year before catastrophe losses	47.4%	42.5%	50.0%	53.4%	44.5%	41.1%	48.8%	54.1%	51.6%	51.2%	48.3%	47.3%	48.0%	46.5%
Current accident year catastrophe losses	63.9	23.7	—	—	6.1	137.2	—	—	—	—	8.8	53.8	24.9	41.5
Prior accident years before catastrophe losses	13.2	2.3	(5.8)	(9.3)	1.4	1.6	(1.2)	(12.4)	(7.5)	(6.2)	(3.9)	(3.2)	1.1	(2.0)
Prior accident years catastrophe losses	(0.6)	0.8	(0.1)	(0.3)	—	—	0.3	(4.5)	(0.2)	(1.9)	0.2	(1.2)	—	(0.8)
Loss and loss expenses	123.9%	69.3%	44.1%	43.8%	52.0%	179.9%	47.9%	37.2%	43.9%	43.1%	53.4%	96.7%	74.0%	85.2%
Underwriting expenses	29.1	31.7	29.1	38.0	35.0	27.5	32.0	40.8	33.5	36.0	32.8	32.7	31.8	33.3
GAAP combined ratio	153.0%	101.0%	73.2%	81.8%	87.0%	207.4%	79.9%	78.0%	77.4%	79.1%	86.2%	129.4%	105.8%	118.5%
Totals for other:
Total revenues	$40	$36	$31	$30	$28	$34	$27	$23	$61	$50	$97	$84	$137	$112
Total expenses	79	51	38	41	40	80	39	34	79	73	130	153	209	193
Other loss	$(39)	$(15)	$(7)	$(11)	$(12)	$(46)	$(12)	$(11)	$(18)	$(23)	$(33)	$(69)	$(72)	$(81)
*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2018 Supplemental Financial Data